UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 10, 2015 (February 10, 2015)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File Number)	20-0052541 (IRS Employer Identification No.)

22 Sylvan Way
Parsippany, NJ		07054
(Address of Principal		(Zip Code)
Executive Offices)

Registrant's telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last
Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Wyndham Worldwide Corporation (the “Company”) today issued a press release reporting financial results for the quarter and fiscal year ended December 31, 2014.

A copy of the Company’s press release is furnished under Item 2.02 as Exhibit 99.1.

The information included in this Item 2.02 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

The Company will post 2015 earnings and driver guidance information on the Company’s website, www.wyndhamworldwide.com/investors, following the Company’s earnings conference call to be held Tuesday, February 10, 2015 at 8:30 a.m. EDT.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated February 10, 2015, reporting financial results for the quarter and fiscal year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: February 10, 2015	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated February 10, 2015

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated February 10, 2015, reporting financial results for the quarter and fiscal year ended December 31, 2014.